UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 2, 2007

IMMUNICON CORPORATION

(Exact Name of Registrant Specified in Charter)

Delaware	000-50677	23-2269490
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3401 Masons Mill Road, Suite 100 Huntingdon Valley, Pennsylvania	19006
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 830-0777

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On May 2, 2007, Immunicon Corporation posted a management presentation dated May 2007 on its web site (www.immunicon.com). This presentation will be used for various upcoming investor conferences including a presentation to investors scheduled on May 3, 2007 to be held at the Deutsche Bank Healthcare Conference. A copy of this management presentation is furnished with this Current Report on Form 8-K as Exhibit 99.1 and incorporated into this Item 7.01 by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

99.1 – Immunicon Corporation Management Presentation, dated May 2007.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMMUNICON CORPORATION

Date:	May 2, 2007	By:	/s/ JAMES G. MURPHY
		Name:	James G. Murphy
		Title:	Senior Vice President, Finance and Administration, and Chief Financial Officer

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EXHIBIT INDEX

Exhibit Number	Document
99.1	Immunicon Corporation Management Presentation, dated May 2007.